The Lincoln National Life Insurance Company
                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus
                              Lincoln ChoicePlus II
                            Lincoln ChoicePlus Access
                          Lincoln ChoicePlus II Access
                            Lincoln ChoicePlus Bonus
                           Lincoln ChoicePlus II Bonus
                          Lincoln ChoicePlus II Advance

                        Supplement dated August 19, 2002
                       to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current Lincoln ChoicePlus or Lincoln ChoicePlus II Prospectus and retain it for reference. The changes discussed in this Supplement update the section entitled "Death benefit."

     The  Estate  Enhancement  Benefit  Rider (EEB  Rider)  and the  Accumulated
Benefit  Enhancement  (ABESM)  are  now  available  for  Individual   Retirement
Annuities (IRAs and Roth IRAs).

     The IRS has issued new regulations concerning required minimum distributions from IRAs. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under the new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that pays more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications. Annuity contracts inside custodial or trusteed IRAs will also be subject to these regulations.